UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 16, 2010 (February 11, 2010)

Reorganized TXCO, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other Jurisdiction of Incorporation)

0-9120	84-0793089
(Commission File Number)	(IRS Employer Identification No.)

c/o FTI Consulting, Inc.
2001 Ross Avenue, Suite 400
Dallas, Texas  75201
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 397-1600

TXCO Resources Inc.
777 E. Sonterra Blvd., Suite 350
San Antonio, Texas  78258
(Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement.

As previously disclosed, on January 11, 2010, Reorganized TXCO, Inc. (formerly known as TXCO Resources Inc.) (the “Company”) and its subsidiaries TXCO Energy Corp., Texas Tar Sands Inc., Output Acquisition Corp., Opex Energy, LLC, Charro Energy, Inc., TXCO Drilling Corp., Eagle Pass Well Service, L.L.C., PPL Operating, Inc., Maverick Gas Marketing, Ltd., and Maverick-Dimmit Pipeline, Ltd. (collectively, “TXCO”) entered into a definitive Purchase and Sale Agreement (the “Purchase Agreement”) to sell a substantial portion of TXCO’s assets to Newfield Exploration Company (“Newfield”) and Anadarko E&P Company LP (“Anadarko,” and together with Newfield, collectively the “Purchasers”).

On February 11, 2010, TXCO entered into a First Amendment to Purchase Agreement (the “Amendment”).  The Amendment, which is effective as of February 11, 2010, among other things: (i) memorializes the amendment to the Purchase Agreement set forth in Section 1.100 of the Plan (as defined in Item 1.03 below), (ii) memorializes the amendment to the Purchase Agreement set forth in Paragraph 69 of the Confirmation Order (defined in Item 1.03 below), (iii) supplements or amends certain exhibits and schedules to the Purchase Agreement, and sets forth certain specific assets to be retained by TXCO and not acquired by the Purchasers at closing.  A copy of the Amendment is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 1.03        Bankruptcy or Receivership.

As previously disclosed, on May 17, 2009, TXCO filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code with the United States Bankruptcy Court for the Western District of Texas (the “Bankruptcy Court”) (Case No. 09-51807).

Also as previously disclosed, on January 11, 2010, TXCO and the Purchasers entered into the Purchase Agreement.  As a result, TXCO filed the Second Amended Plan of Reorganization for TXCO Resources Inc., et al., Debtors and Debtors-in-Possession based on Sale of Debtors’ Assets (the “Plan”) with the Bankruptcy Court.  On January 27, 2010, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Plan, as modified pursuant to the rulings of the Bankruptcy Court and the agreements of various parties.

On February 11, 2010, TXCO satisfied the conditions precedent to the effectiveness of the Plan.   As a result, the Plan became effective on February 11, 2010 (the “Effective Date”).  On February 12, 2010, a Notice of Occurrence of Effective Date (the “Notice of Effective Date”) was filed with the Bankruptcy Court.    A copy of the Notice of Effective Date is attached hereto as Exhibit 99.2 and incorporated herein by reference.

As a result of the Plan becoming effective, all equity interests of the Company (including all outstanding shares of common stock, par value $0.01 per share (“Common Stock”), options, warrants or contractual or other rights to acquire any equity interests) were cancelled and extinguished on the Effective Date.

The Plan provides, among other things, that certain assets will be transferred to a liquidating trust (the “Liquidating Trust”) for the benefit of holders of the Company’s equity interests.  Depending on the proceeds, if any, ultimately received by the Liquidating Trust, the Company anticipates that holders of the Company’s equity interests may receive some cash or other property in respect of the equity interests they held on the Effective Date.  However, the amount of cash or other property that may ultimately be received by the holders of Common Stock will be limited to $10,000,000 in the aggregate and cannot be paid until the holders of interests in the Company’s unredeemed preferred stock have received $7,575,000.  The Company can make no assurances as to whether the holders of its preferred stock or Common Stock will ultimately receive any cash or other property or as to the amount, if any, that they may receive in respect thereof.

Information regarding the assets and liabilities of the Company is included in the Monthly Operating Report for the month ended December 31, 2009, which is attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 5, 2010 and incorporated herein by reference.

Most of TXCO’s filings with the Bankruptcy Court are available to the public at the offices of the Clerk of the Bankruptcy Court or the Bankruptcy Court’s web site (http://www.txwb.uscourts.gov/) or may be obtained through private document retrieval services, or on the web site established by TXCO’s claims and noticing agent (http://cases.administarllc.com/txco). Information contained on, or that can be accessed through, such web sites or the Bankruptcy Court's web site is not part of this report.

Item 2.01        Completion of Acquisition or Disposition of Assets.

Pursuant to the Plan and the Confirmation Order, on the Effective Date TXCO completed the sale of a substantial portion of TXCO’s assets to the Purchasers pursuant to the terms of the Purchase Agreement, as amended by the Amendment, for total consideration of approximately $307.4 million in cash.

Item 3.03        Material Modification to Rights of Security Holders.

Pursuant to the Plan and the Confirmation Order, all equity interests of the Company, including but not limited to all outstanding shares of Common Stock, preferred stock, options, warrants or contractual or other rights to acquire any equity interests, were cancelled and extinguished on the Effective Date. The Record Date for the holders of Common Stock eligible to receive a distribution, if any, from the Liquidating Trust, is February 11, 2010.

On the Effective Date, the Company filed a cease trading request with the Financial Industry Regulatory Authority.  Accordingly, as of the Effective Date, the Company’s Common Stock ceased trading and was removed from the OTC quotation systems list.  The Company intends to file a Form 15 with the Securities and Exchange Commission to deregister its Common Stock under Section 12(g) of the Exchange Act and provide notice of the suspension of the Company's reporting obligations under Section 15(d) of the Exchange Act.  Upon filing the Form 15, the Company’s reporting obligations under the Exchange Act will be immediately suspended.

Item 5.01        Changes in Control of Registrant.

Pursuant to the Plan and the Confirmation Order, all equity interests of the Company, including but not limited to all outstanding shares of Common Stock, preferred stock, options, warrants or contractual or other rights to acquire any equity interests, were cancelled and extinguished on the Effective Date.  As of the Effective Date, and as contemplated by the Plan, one new share of Company common stock, representing the entire equity interest in the Company, was issued to the Liquidating Trust.

Item 5.02	Departure of Directors or Certain Officer; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of the Effective Date, and as contemplated by the Plan, each of James E. Sigmon, Alan L. Edgar, Dennis B. Fitzpatrick, J. Michael Muckleroy, Michael J. Pint, Jacob Roorda, and Anthony Tripodo resigned as directors of the Company.  As of the Effective Date, Albert S. Conly was elected as the sole director of the Company.

As of the Effective Date, and as contemplated by the Plan, each of James E. Sigmon, the Company’s Chief Executive Officer and Chairman of the Board, Gary S. Grinsfelder, the Company’s President, M. Frank Russell, the Company’s Vice President, Secretary and General Counsel, and Richard A. Sartor, the Company’s Controller, Principal Accounting Officer and Assistant Secretary, resigned as officers of the Company.

As of the Effective Date, Albert S. Conly was elected as the President and Secretary of the Company.  Mr. Conly will serve as the Company’s new principal executive officer, principal financial officer, principal accounting officer, and principal operating officer.  Mr. Conly, age 55, is a Senior Managing Director at FTI Consulting, which serves as the Company’s disbursing agent pursuant to the terms of the Plan.  Mr. Conly specializes in providing restructuring, turnaround and interim management consulting services to investors, lenders and owners of distressed companies in a variety of industries.  Prior to joining FTI in September 2002, Mr. Conly was a partner with PricewaterhouseCoopers LLP.  Mr. Conly is a certified public accountant in the State of Texas and has 32 years of experience in the energy, financial services and consulting industries.  Mr. Conly received a B.B.A. degree in accounting from the University of Texas in 1977.

Item 5.03        Amendment to Articles of Incorporation or Bylaws.

On February 11, 2010, the Company filed an Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) of the Company with the Secretary of State of the State of Delaware to effect certain changes to the corporate structure of the Company contemplated by the Plan, including, among other things, changing the Company’s name to Reorganized TXCO, Inc.  A copy of the Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

On the Effective Date, the Company adopted Amended and Restated Bylaws (the “Amended and Restated Bylaws”) of the Company to effect certain changes to the corporate structure of the Company contemplated by the Plan.  A copy of the Amended and Restated Bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

2.1
Second Amended Plan of Reorganization for TXCO Resources Inc., et al., as confirmed by the Bankruptcy Court on January 27, 2010 (incorporated by reference to Exhibit 2.1 of the registrant’s Current Report on Form 8-K filed on January 29, 2010).

3.1*	Amended and Restated Certificate of Incorporation of Reorganized TXCO, Inc., formerly known as TXCO Resources Inc.

3.2*	Second Amended and Restated Bylaws of Reorganized TXCO, Inc.

10.1
Purchase and Sale Agreement dated January 11, 2010, by and among TXCO Resources Inc., TXCO Energy Corp., Texas Tar Sands Inc., Output Acquisition Corp., OPEX Energy, LLC, Charro Energy, Inc., TXCO Drilling Corp., Eagle Pass Well Service, L.L.C., PPL Operating, Inc., Maverick Gas Marketing, Ltd., Maverick-Dimmit Pipeline, Ltd., Anadarko E&P Company LP and Newfield Exploration Company (incorporated by reference to Exhibit 10.1 of the registrant’s Amendment No. 1 to Current Report on Form 8-K filed on January 12, 2010).

10.2*
First Amendment dated February 11, 2010, to Purchase and Sale Agreement dated January 11, 2010, by and among TXCO Resources Inc., TXCO Energy Corp., Texas Tar Sands Inc., Output Acquisition Corp., OPEX Energy, LLC, Charro Energy, Inc., TXCO Drilling Corp., Eagle Pass Well Service, L.L.C., PPL Operating, Inc., Maverick Gas Marketing, Ltd., Maverick-Dimmit Pipeline, Ltd., Anadarko E&P Company LP and Newfield Exploration Company.

99.1	Confirmation Order of the Bankruptcy Court (incorporated by reference to Exhibit 2.1 of the registrant’s Current Report on Form 8-K filed on January 29, 2010).

99.2*
Notice of (A) Occurrence of Effective Date, (B) Deadline for Creditors to File Motion Seeking Interest in Excess of Plan Rate and Allowance of Attorneys’ Fees, and (C) Bar Date for Filing Administrative Claims.

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Reorganized TXCO, Inc.

Date: February 16, 2010	/s/ Albert S. Conly
Albert S. Conly
President and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1
Second Amended Plan of Reorganization for TXCO Resources Inc., et al., as confirmed by the Bankruptcy Court on January 27, 2010 (incorporated by reference to Exhibit 2.1 of the registrant’s Current Report on Form 8-K filed on January 29, 2010).

3.1*	Amended and Restated Certificate of Incorporation of Reorganized TXCO, Inc., formerly known as TXCO Resources Inc.

3.2*	Second Amended and Restated Bylaws of Reorganized TXCO, Inc.

10.1
Purchase and Sale Agreement dated January 11, 2010, by and among TXCO Resources Inc., TXCO Energy Corp., Texas Tar Sands Inc., Output Acquisition Corp., OPEX Energy, LLC, Charro Energy, Inc., TXCO Drilling Corp., Eagle Pass Well Service, L.L.C., PPL Operating, Inc., Maverick Gas Marketing, Ltd., Maverick-Dimmit Pipeline, Ltd., Anadarko E&P Company LP and Newfield Exploration Company (incorporated by reference to Exhibit 10.1 of the registrant’s Amendment No. 1 to Current Report on Form 8-K filed on January 12, 2010).

10.2*
First Amendment dated February 11, 2010, to Purchase and Sale Agreement dated January 11, 2010, by and among TXCO Resources Inc., TXCO Energy Corp., Texas Tar Sands Inc., Output Acquisition Corp., OPEX Energy, LLC, Charro Energy, Inc., TXCO Drilling Corp., Eagle Pass Well Service, L.L.C., PPL Operating, Inc., Maverick Gas Marketing, Ltd., Maverick-Dimmit Pipeline, Ltd., Anadarko E&P Company LP and Newfield Exploration Company.

99.1	Confirmation Order of the Bankruptcy Court (incorporated by reference to Exhibit 2.1 of the registrant’s Current Report on Form 8-K filed on January 29, 2010).

99.2*
Notice of (A) Occurrence of Effective Date, (B) Deadline for Creditors to File Motion Seeking Interest in Excess of Plan Rate and Allowance of Attorneys’ Fees, and (C) Bar Date for Filing Administrative Claims.

* filed herewith